Exhibit 99.2

INDEX TO FINANCIAL STATEMENTS

CARTHAGE PROPERTIES FINANCIAL STATEMENTS
Historical Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2010, 2009 and 2008 and for the Three Months Ended March 31, 2011 and March 31, 2010 (unaudited):
Independent Auditors’ Report	F-2
Statements of Revenues and Direct Operating Expenses	F-3
Notes to Statements of Revenues and Direct Operating Expenses	F-4

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of WildHorse Resources

Houston, Texas

We have audited the accompanying statements of operating revenues and direct operating expenses of the Carthage Assets (the “Properties”), as defined in the purchase and sale agreement dated February 24, 2011, between a third party and WHT Energy Partners, LLC, for the years ended December 31, 2010, 2009, and 2008. The statements of operating revenues and direct operating expenses are the responsibility of WildHorse Resources’ management. Our responsibility is to express an opinion on the statements of operating revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operating revenues and direct operating expenses are free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the statements of operating revenues and direct operating expenses as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting as it relates to the statements of operating revenues and direct operating expenses. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operating revenues and direct operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operating revenues and direct operating expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of operating revenues and direct operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statements of operating revenues and direct operating expenses, and are not intended to be a complete presentation of the Properties’ results of operations.

In our opinion, such statements of operating revenues and direct operating expenses present fairly, in all material respects, the operating revenues and direct operating expenses of the Properties for the years ended December 31, 2010, 2009, and 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the statements of operating revenues and direct operating expenses, effective December 31, 2009, the Properties adopted the updated oil and gas reserve estimation and disclosure rules.

/s/    Deloitte & Touche LLP

Houston, Texas

June 30, 2011

WHT ENERGY PARTNERS, LLC—CARTHAGE ASSETS

STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008,

AND THE UNAUDITED THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	For Years Ended December 31,			Three Months Ended March 31,
	2010	2009	2008	2011	2010
				(Unaudited)
OPERATING REVENUES	$64,738,373	$60,072,234	$156,960,848	$15,069,257	$19,237,719
DIRECT OPERATING EXPENSES	17,692,153	18,823,562	28,005,122	4,064,070	4,594,636

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$47,046,220	$41,248,672	$128,955,726	$11,005,187	$14,643,083

See notes to statements of operating revenues and direct operating expenses.

WHT ENERGY PARTNERS, LLC—CARTHAGE ASSETS

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008,

AND THE UNAUDITED THREE MONTHS ENDED MARCH 31, 2011 AND 2010

1.    Basis of Presentation

On April 8, 2011, WHT Energy Partners, LLC (“WHT”), acquired from a third party, its Carthage Assets (the “Properties”) for an aggregate purchase price of approximately $315 million, subject to customary adjustments for changes in net working capital and other adjustments. WHT is 50% owned by each of WildHorse Resources, LLC (“WildHorse”) and Tanos Energy, LLC (“Tanos”); these two companies share a common principal member. The accompanying historical statements of operating revenues and direct operating expenses were derived from the third party sellers consolidated historical accounting records related to the properties. These statements are not intended to be a complete presentation of the results of operations of the Properties as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion, and amortization, any provision for income tax expenses and other income and expense items not directly associated with operating revenues from natural gas, natural gas liquids, and crude oil. Historical financial statements reflecting financial position, results of operations, and cash flows required by accounting principles generally accepted in the United States of America are not presented as such information is not readily available on an individual property basis. Accordingly, the accompanying statements are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission (“SEC”) Regulation S-X.

Concentration of Credit Risk —Arrangements for crude oil and condensate, natural gas liquids, and natural gas sales are evidenced by signed contracts with determinable market prices and revenues are recorded when production is delivered. A significant majority of the purchasers of these products have investment grade credit ratings and material credit losses have been rare.

Revenue Recognition —Revenues are recorded on the entitlement method based on the Properties’ percentage ownership of current production. The gas volumes sold may be more or less than the gas volumes the Properties’ are entitled to based on the Properties’ ownership interest. These differences result in a condition known in the industry as a gas imbalance. The Properties’ natural gas imbalances are not significant.

Recently Issued Accounting Pronouncements —In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-03, Oil and Gas Reserve Estimations and Disclosures. This update aligns the current oil and gas reserve estimation and disclosure requirements of Accounting Standards Codification (“ASC”) 932 with the changes required by the SEC final rule, “Modernization of Oil and Gas Reporting,” as discussed below. ASU 2010-03 expands the disclosures required for equity method investments; revises the definition of oil- and gas-producing activities to include nontraditional resources in reserves, unless not intended to be upgraded into synthetic oil or gas; amends the definition of proved oil and gas reserves to require 12-month average pricing in estimating reserves; amends and adds definitions in the master glossary that is used in estimating proved oil and gas quantities; and provides guidance on geographic area with respect to disclosure of information about significant reserves. ASU 2010-03 must be applied prospectively as a change in accounting principle that is inseparable from a change in accounting estimate and is effective for entities with annual reporting periods ended on or after December 31, 2009. The Properties’ adopted ASU 2010-03, effective December 31, 2009, with the issuance of these statements. See the unaudited supplemental oil and gas information in Note 3 for more details.

WHT ENERGY PARTNERS, LLC—CARTHAGE ASSETS

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008,

AND THE UNAUDITED THREE MONTHS ENDED MARCH 31, 2011 AND 2010

In December 2008, the SEC released a final rule, “Modernization of Oil and Gas Reporting,” which amends the oil and gas reporting requirements. The key revisions to the reporting requirements include: using a 12-month average price to determine reserves, including nontraditional resources in reserves if they are intended to be upgraded to synthetic oil and gas; ability to use reliable technologies to determine and estimate reserves; and permitting the optional disclosure of probable and possible reserves. In addition, the final rule includes the requirements to report the independence and qualifications of the reserve preparer or auditor, to file a report as an exhibit when a third party is relied upon to prepare reserve estimates or conduct reserve audits, and to disclose the development of any proved undeveloped reserves (“PUDs”), including the total quantity of PUDs at year-end, material changes to PUDs during the year, investments and progress toward the development of PUDs, and an explanation of the reasons why material concentrations of PUDs have remained undeveloped for five years or more after disclosure as PUDs. The accounting changes resulting from changes in definitions and pricing assumptions are treated as a change in accounting principle that is inseparable from a change in accounting estimate, which is to be applied prospectively. The final rule is effective for annual reports for fiscal years ended on or after December 31, 2009. The Properties’ adopted the provisions of the new rule effective December 31, 2009 with the issuance of these statements. See the unaudited supplemental oil and gas information in Note 3 for more details.

2.    Use of Estimates

The preparation of the statements of operating revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America requires WildHorse Resources’ management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the respective reporting periods. Actual results may differ from the estimates and assumptions used in the preparation of the statements of operating revenues and direct operating expenses.

3.    Supplemental Oil and Gas Information (unaudited)

Proved reserves as of December 31, 2010, were estimated by qualified petroleum engineers at WildHorse and Tanos using historical data and other information from the records of the third party seller of the Properties. The reserves were independently audited by Netherland, Sewell & Associates, Inc. (“NSAI”), independent, third-party petroleum engineers. Reserves for the years ended December 31, 2009, 2008, and 2007, have been estimated by WildHorse and Tanos petroleum engineers using the December 31, 2010, reserve study which was audited by NSAI and adjusting it for actual production and changes in prices for the intervening periods.

All information set forth herein relating to the proved reserves as of December 31, 2010, including the estimated future net cash flows and present values, from that date, is taken or derived from the records of the third party seller of the Properties. These estimates were based upon review of historical production data and other geological, economic, ownership, and engineering data provided and related to the reserves. No reports on these reserves have been filed with any federal agency. In accordance with the SEC’s guidelines, estimates of proved reserves and the future net revenues from which present values are derived, beginning in 2009, are based on an unweighted 12-month average of the first-day-of-the-month price for the period, held constant throughout the life of the properties. The 2008 and 2007 prices are based on the prices being realized as of the last day of the year in accordance with the then SEC guidelines. Operating costs, development costs, and certain production-related taxes, which are based on current information and held constant, were deducted in arriving at estimated future net revenues.

WHT ENERGY PARTNERS, LLC—CARTHAGE ASSETS

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008,

AND THE UNAUDITED THREE MONTHS ENDED MARCH 31, 2011 AND 2010

The proved natural gas, crude oil, and natural gas liquids reserves, all within the United States, specifically the contiguous area of Panola and Rusk Counties, Texas and De Soto Parish, Louisiana; northwest Texas, and northwest Louisiana, respectively, as of December 31, 2010, 2009, and 2008, together with the changes therein are as follows:

	Natural Gas	Crude	Natural Gas Liquids	Total
	(MMcf)	Oil (MBbls)	(MBbls)	(MMcfe)
Quantities of proved reserves:
Balance December 31, 2007	236,597	2,737	11,555	322,350
Revisions(1)	401	3	17	527
Production	(12,744)	(157)	(539)	(16,923)

Balance December 31, 2008	224,254	2,583	11,033	305,954
Revisions(1)	308	4	17	432
Production	(9,991)	(123)	(490)	(13,671)

Balance December 31, 2009	214,571	2,464	10,560	292,715
Revisions(1)	536	5	23	699
Production	(8,591)	(126)	(452)	(12,055)

Balance December 31, 2010	206,516	2,343	10,131	281,359

(1)    Revisions include only the effect of changes in product prices.

	Natural Gas	Crude	Natural Gas Liquids	Total
	(MMcf)	Oil (MBbls)	(MBbls)	(MMcfe)
Proved developed reserves:
December 31, 2007	177,886	2,298	8,660	243,636
December 31, 2008	165,376	2,143	8,131	227,014
December 31, 2009	155,541	2,022	7,651	213,573
December 31, 2010	147,312	1,899	7,212	201,984
Proved undeveloped reserves:
December 31, 2007	58,711	440	2,895	78,715
December 31, 2008	58,878	441	2,903	78,939
December 31, 2009	59,030	442	2,910	79,142
December 31, 2010	59,204	444	2,918	79,375

WHT ENERGY PARTNERS, LLC—CARTHAGE ASSETS

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008,

AND THE UNAUDITED THREE MONTHS ENDED MARCH 31, 2011 AND 2010

Standardized measure of discounted future net cash flows relating to proved reserves (dollars in thousands):

	2010	2009	2008
Future cash inflows	$1,371,218	$1,197,357	$1,499,970
Future production and development costs:
Production	(412,564)	(404,461)	(439,549)
Development	(100,802)	(100,802)	(100,802)
Future income taxes	(9,598)	(8,381)	(10,500)

Future net cash flows	848,254	683,713	949,119

10% annual discount for estimated timing of cash flows	(546,176)	(436,890)	(617,120)

Standardized measure of discounted future net cash flows	$302,078	$246,823	$331,999

Future cash inflows are computed by applying a 12-month average commodity price adjusted for location and quality differentials for 2010 and 2009 to year-end quantities of proved reserves, except in those instances where fixed and determinable price changes are provided by contractual arrangements at year-end. The 2008 prices were computed on the year-end prices in accordance with the, then current, SEC guidance. The discounted future cash flow estimates do not include the effects of derivative instruments. Average sales price per commodity follows:

Petroleum Product	2010	2009	2008
Natural Gas per Mcf	$4.12	$3.60	$5.37
Crude Oil per Bbl	74.43	56.12	39.47
Natural gas liquids per Bbl	34.18	25.94	18.45

WHT ENERGY PARTNERS, LLC—CARTHAGE ASSETS

NOTES TO STATEMENTS OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008,

AND THE UNAUDITED THREE MONTHS ENDED MARCH 31, 2011 AND 2010

The following reconciles the change in the standardized measure of discounted future net cash flows (dollars in thousands):

	2010	2009	2008
Standardized measure of discounted future net cash flow— beginning of year	$246,823	$331,999	$577,374

Changes from:
Sales of natural gas, crude oil, and natural gas liquids produced—net of production costs	(47,046)	(39,268)	(127,080)
Net changes in prices and production costs	84,583	(87,090)	(173,900)
Revisions of previous quantity estimates	758	358	596
Net change in taxes	(517)	664	1,785
Accretion or discount	24,999	33,583	58,299
Change in timing and other	(7,522)	6,577	(5,075)

Aggregate change in standardized measure of discounted future net cash flows	55,255	(85,176)	(245,375)

Standardized measure of discounted future net cash flow—end of year	$302,078	$246,823	$331,999

4.    Subsequent Events

We are not aware of any events that have occurred subsequent to December 31, 2010, but before June 30, 2011, the date the financial statements were available to be issued, that require consideration as adjustments to or disclosures in the financial statements.